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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 5, 2008


                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        000-29341                     51-0471976
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


      750 HIGHWAY 34, MATAWAN, NJ                                   07747
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 5, 2008, iVoice Technology, Inc. ("iVoice Technology") and iVoice, Inc. ("iVoice") entered into an Amendment (the "Amendment") to the Administrative Services Agreement originally dated August 1, 2004. Pursuant to the terms of the Amendment, effective September 1, 2005, the monthly Service Fee was reduced to $4,220.96 and the past due and future earned, accrued and unpaid Services Fees were converted into a Convertible Promissory Note secured with all of the assets of iVoice Technology.

On March 6, 2008, YA Global Investments, L.P. ("YA Global") and iVoice Technology, Inc. ("iVoice Technology"), in connection with a Secured Convertible Debenture (the "Debenture") held by YA Global, have agreed that on March 14, 2008 ("Redemption Date") the Company shall redeem all amounts outstanding under the Debenture except for One Hundred Eighty-six Thousand and Five Hundred Sixty-six Dollars and Seventy-seven Cents ($186,566.77) of the outstanding interest remaining on the promissory notes that were originally exchanged for the Debenture (the "Promissory Note Interest"). The amount to be redeemed on the Redemption Date shall be Six Hundred and Ninety-one Thousand and Twenty-one Dollars and Twenty-seven Cents ($691,021.27), including: (i) all accrued and unpaid interest on the Debenture through the date hereof, excluding the Promissory Note Interest and (ii) the Redemption Premium and shall be paid by wire transfer of immediately available funds in accordance with the wire instructions attached hereto. The Debenture shall be amended as follows: as of the Redemption Date, the Promissory Note Interest shall be due and payable on March 14, 2009 (the "Maturity Date"), shall accrue interest at the rate of fifteen percent (15%) per year payable at the Maturity Date, and shall be convertible at the option of YA Global, in whole or in part, from time to time, at a conversion price equal to seventy percent (70%) of the lowest closing bid price of the Company's common stock during the thirty (30) trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. YA Global will not make any conversions pursuant to the Debenture prior to November 1, 2008.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

10.1 Administrative Services Agreement Amendment No. 1 by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.2    Convertible Promissory Note dated March 5, 2008 payable to iVoice, Inc.
10.3 Security Agreement by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE, INC,

Date: March 14, 2008                      By:  /s/ Jerome R. Mahoney
                                               ---------------------
                                               Jerome R. Mahoney
                                               President, Secretary and
                                               Chief Executive Officer


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                                INDEX OF EXHIBITS

10.1 Administrative Services Agreement Amendment No. 1 by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.2    Convertible Promissory Note dated March 5, 2008 payable to iVoice, Inc.
10.3 Security Agreement by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.